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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) January 23, 2003


                          Allied Waste Industries, Inc.
               (Exact name of registrant as specified in charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)


                 0-19285                                  88-0228636

        (Commission File Number)              (IRS Employer Identification No.)


15880 N. Greenway-Hayden Loop, Suite 100
           Scottsdale, Arizona                              85260
(Address of principal executive offices)                   (Zip Code)


        Registrant's telephone number, including area code (480) 627-2700

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 9.   Regulation FD Disclosure


A special meeting of the stockholders of Allied Waste Industries, Inc., was held on Thursday, January 23, 2003. The only matter considered at the meeting was a proposal to amend Allied Waste's Restated Certificate of Incorporation to
increase the number of authorized shares of common stock from 300,000,000 to 525,000,000. The holders 230,774,623 shares of common stock (including convertible preferred stock) or 87% were present or represented by proxy at the meeting, constituting a quorum. The proposal was approved by 96% of the votes cast.


The results of the vote approving the increase in authorized shares were as follows:

         Affirmative Votes           221,086,285
         Against                       8,692,998
         Abstentions                     995,340









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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Allied Waste Industries, Inc., has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          ALLIED WASTE INDUSTRIES, INC.

                             By: /s/ THOMAS W. RYAN
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                                 Thomas W. Ryan
              Executive Vice President and Chief Financial Officer
                          (Principal Financial Officer)




Date:  January 23, 2003